UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 7, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Corporate Presentation

The investor presentation about Genprex, Inc. (“Genprex” or the “Company”) that is furnished as Exhibit 99.1 to this Current Report on Form 8-K may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after January 7, 2026.  A copy of the investor presentation slides, substantially in the form expected to be used in such presentations and meetings, will be available on the Company’s website, www.genprex.com.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On January 7, 2026, Genprex issued a press release announcing clinical program updates on its diabetes gene therapy program for GPX-002, the Company’s diabetes gene therapy drug candidate, detailing recent achievements and future advancements, including the initiation of the Company’s preclinical research in Type 2 diabetic (“T2D”) animal models, the execution of the Company’s strategic plan to transfer production of GPX-002 to an experienced contract development and manufacturing organization (“CDMO”), and the submission of a request to the FDA for a meeting regarding the Company’s Investigational New Drug (“IND”)-enabling studies, marking a pivotal step toward human clinical trials.

The press release noted that Genprex has achieved important milestones within its diabetes program in 2025, marking progress in its clinical drug development. These include:

●
Expansion of Research: Genprex commenced preclinical studies in T2D animal models, broadening the scope of its investigational studies beyond Type 1 diabetes (“T1D”). This step allows for an augmented, comprehensive evaluation of GPX-002's effects in relevant disease models. Moreover, preliminary preclinical data demonstrated in vivo proof-of-concept for the novel diabetes gene therapy in T2D animal studies, where GPX-002 rejuvenated exhausted beta cells and normalized glucose levels.

●
Regulatory Engagement: Genprex has executed its strategy to submit a meeting request to the U.S. Food and Drug Administration (“FDA”) by the end of 2025. This meeting, which is scheduled to occur in the first quarter of 2026, is intended to discuss the necessary IND-enabling preclinical studies, a critical step before potentially initiating clinical trials in humans.

●
Technology Transfer: Genprex has successfully transferred the manufacturing process for the production of GPX-002 from the Company’s academic collaborators where it was previously manufactured, to the Company’s experienced, integrated network of CDMOs and other vendors.

The press release further stated that the Company is preparing for necessary next steps to advance GPX-002, including:

●
Manufacturing Scale Up: The Company plans to begin the clinical scale production of GPX-002 in a current Good Manufacturing Practices (“cGMP”) compliant facility, allowing Genprex to accelerate its manufacturing processes necessary for IND-enabling preclinical studies and clinical trials.

●
Product Optimization: Genprex is continuing work with CDMOs and research partners to optimize constructs and evaluate an alternative second-generation approach for GPX-002 using a non-viral lipid nanoparticle delivery system.

●
Toxicology Studies: Following the FDA interaction, Genprex will finalize the design and initiate toxicology studies. Subsequent data from the toxicology studies are expected to enable IND filing. Toxicology studies are a required step of drug development, ensuring that new treatments are safe and effective for human use while identifying potential risks, determining safe dosages and monitoring for side effects.

GPX-002 is under development as a potential treatment for both T1D and T2D. In T1D, GPX-002 is designed to work by transforming alpha cells in the pancreas into functional beta-like cells, which can produce insulin but may be distinct enough from beta cells to evade the body’s immune system. In vivo, preclinical studies show that GPX-002 restored normal blood glucose levels for an extended period of time in T1D mouse models. In T1D non-human primate (“NHP”) in vivo models, GPX-002 demonstrated the ability to decrease insulin requirements, increase c-peptide levels and improve glucose tolerance.

In a similar approach for T2D, where autoimmunity is not at play, GPX-002 demonstrated the ability to replenish and rejuvenate exhausted beta cells that make insulin in both mouse and NHP models.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2024.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines and specifications, including anticipated manufacturing scale-up and technology transfer of GPX-002; the timing and success of Genprex’s clinical trials, its intended regulatory submissions and any resulting regulatory approvals, including but not limited to, the outcome of an upcoming meeting with the FDA and potential future toxicology studies as well as the Company’s beliefs about the anticipated effects of GPX-002 and its potential as a therapeutic approach in T1D and T2D; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to regain and maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; Genprex’s intellectual property and licenses; and Genprex’s current expectations, estimates, forecasts and projections about the industry and markets in which it operates.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: January 7, 2026	By:	/s/ Ryan Confer
Ryan Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)